UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

On April 19, 2011, Corporate Resource Services, Inc. issued a press release announcing that its subsidiary Diamond Staffing Services, Inc. has acquired substantially all the assets of Cameo Personnel Systems, Inc., a New Jersey-based company. The press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated April 19, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/S/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  April 19, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated April 19, 2011.